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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63823) of Leap Wireless International, Inc. of our report dated February 25, 1999 except as to Note 14 b) which is as of March 16, 1999, which appears incorporated by reference in this Current Report on Form 8-K of Leap Wireless International, Inc. dated May 4, 1999.


PRICE WATERHOUSE

Santiago, Chile
May 4, 1999